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                              GENSYM CORPORATION
                  EXHIBIT 23 - CONSENT OF ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Gensym Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (File Numbers: 333-03855, 333-03857, 333-03861, 333-03863 and 333-29707).


                                                       /s/ ARTHUR ANDERSEN LLP
                                                       -----------------------
                                                           Arthur Andersen LLP

Boston, Massachusetts
March 25, 1999